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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 26, 2006

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                                 STEELCASE INC.

             Michigan                1-13873              38-0819050
     (State of incorporation)      (Commission           (IRS employer
                                  File Number)      identification number)

                  901 44th Street SE
                Grand Rapids, Michigan                          49508
       (Address of principal executive offices)               (Zip code)

                                 (616) 247-2710

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  Results of Operations and Financial Condition

Steelcase Inc. ("the Company") reported its first quarter fiscal 2007 results today and is furnishing the earnings release as Exhibit 99.1 attached hereto. Members of the public are invited to listen to the Company's webcast conference call and view the accompanying presentation slides today, June 26, 2006, at 11:00 a.m. EST through the link at www.steelcase.com. The presentation slides will be available at www.steelcase.com shortly before and during the webcast. A replay of the webcast, including presentation slides, can also be accessed through the Company's website through July 26, 2006.

The earnings release contains certain non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the Company. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within the earnings release of non-GAAP financial measures to the most directly comparable GAAP financial measure.

The non-GAAP financial measures used within the Company's earnings release are:

o First quarter gross margin, excluding restructuring costs, for the current and prior year in dollars and as a percentage of revenue

o First quarter operating income, excluding restructuring costs, for the current and prior year in dollars and as a percentage of revenue.

o First quarter operating income by business segment, excluding restructuring costs, for the current and prior year in dollars and as a percentage of revenue.

These measures are presented because management uses this information to monitor and evaluate financial results and trends. Therefore, management believes this information is also useful for investors.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01   Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.    Description
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99.1           Earnings Release - First Quarter Ended May 26, 2006

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                                  EXHIBIT INDEX

Exhibit
Number    Description
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 99.1     Earnings Release - First Quarter Ended May 26, 2006

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    STEELCASE INC.

Date: June 26, 2006

                                                    /S/James P. Keane
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                                                    James P. Keane
                                                    Senior Vice President
                                                    and Chief Financial Officer
                                                    (Duly Authorized Officer and
                                                    Principal Financial Officer)